UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)     December 9, 2004
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        000-32475                                         84-1408762
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  (Commission File Number)                     (IRS Employer Identification No.)

1801 Century Park East, Suite 1830, Los Angeles, California         90067-2320
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     (Address of Principal Executive Offices)                      (Zip Code)

                                 (310) 282-8646
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, If Changed Since Last Report)
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Section 8.  Other Events

Item 8.01  Other Events

Astrata Group Incorporated announced today that, on Wednesday, December 8, 2004, NASD Regulation cleared Westminster Securities' request for an unpriced quotation on the OTC Bulletin Board for Astrata's common stock. As of Thursday, December 9, 2004, Westminster Securities had commenced making a market in Astrata's common stock.

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c) Exhibits.

Item 99.1 - Press Release dated December 10, 2004


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2004                   ASTRATA GROUP INCORPORATED

                                            By:/s/ Anthony J. Harrison
                                               ---------------------------------
                                               Anthony J. Harrison
                                               Chief Executive Officer

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